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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTIONS 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  JULY 13, 2006


                          SUN-TIMES MEDIA GROUP, INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


               1-14164                                  95-3518892
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       (Commission File Number)            (I.R.S. Employer Identification No.)


    712 FIFTH AVENUE, NEW YORK, NY                         10019
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(Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code:   (212) 586-5666
                                                          ----------------------

                         HOLLINGER INTERNATIONAL, INC.
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             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
            DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

            On July 13, 2006, Randall C. Benson and Stanley M. Beck resigned as members of the Board of Directors (the "Company Board") of Sun-Times Media Group, Inc. (formerly known as Hollinger International Inc.) (the "Company"), effective as of such date. Messrs. Benson and Beck were not members of any of the committees of the Company Board and were nominated as members of the Company Board by the Company Board at the request of Hollinger, Inc. ("Inc."), which controls approximately 66.8% of the combined voting power of the Company's common stock.

            On July 6, 2006, Inc. filed a motion (the "Motion") seeking permission to file a counterclaim against the Company in the United States District Court for the Northern District of Illinois alleging, among other things, fraud in connection with Inc.'s 1995 sale to the Company of Inc.'s interest in The Telegraph and 1997 sale to the Company of certain of Inc.'s Canadian assets. The motion was filed in connection with an ongoing suit by the Company against certain of its former officers and directors and its controlling stockholders in the same court.

            On July 10, 2006, Raymond G.H. Seitz, as Chairman of the Company Board, sent letters to Messrs. Benson and Beck requesting that each tender their resignations as members of the Company Board no later than the close of business on July 14, 2006. The letters cited Messrs. Benson and Beck's clear conflict of interest afflicting their dual board membership at Inc. and the Company.

            Along with his resignation, Mr. Benson submitted a letter to the Company that indicated that the Board of Directors of Inc., at a meeting held on July 7, 2006, concluded that, in light of "pending claims" which Inc. has against the Company, it would be appropriate for Messrs. Benson and Beck to resign as members of the Company Board.

            Copies of the letters sent to Messrs. Benson and Beck are attached as Exhibits 99.1 and 99.2 hereto, and a copy of Mr. Benson's letter to the Company is attached as Exhibit 99.3 hereto.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

      (d)   EXHIBITS

            EXHIBIT NO.      EXHIBIT
            -----------      -------

               99.1 Letter dated July 10, 2006 from Raymond Seitz to Randall C. Benson

               99.2 Letter dated July 10, 2006 from Raymond Seitz to Stanley M. Beck

               99.3 Letter dated July 13, 2006 from Randall Benson to Raymond Seitz


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                                SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               SUN-TIMES MEDIA GROUP, INC.
                               (formerly known as Hollinger International Inc.)
                                  (Registrant)



Date: July 17, 2006            By: /s/ James R. Van Horn
                                   ------------------------------------
                               Name:  James R. Van Horn
                               Title: Vice President, General Counsel &
                                      Secretary


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                                EXHIBIT INDEX



 EXHIBIT NO.      EXHIBIT
 -----------      -------

    99.1          Letter dated July 10, 2006 from Raymond Seitz to
                  Randall C. Benson

    99.2          Letter dated July 10, 2006 from Raymond Seitz to
                  Stanley M. Beck

    99.3          Letter dated July 13, 2006 from Randall Benson to
                  Raymond Seitz